Fees Summary	Jan. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,680.01
Total Transaction Valuation	26,647,462.00
Total Offset Amount	0.00
Net Fee	$ 3,680.01